UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2010

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Med Gen Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-29171	65-0703559
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lorin R. Streim, Esq.

(Director, Vice President & Secretary)

 (20 Peachtree Court – Suite 100, Holbrook, New York  11741)

877-570-1581

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

Company entered into a loan agreement on February 10, 2010 with NIR Group LLC to receive funding of up to $3,000,000 and received the first tranche of $66,000 dollars through a series of convertible debentures carrying 12 % interest with a conversion price equal to the average of the three (3) lowest intra-day prices for the common stock in the prior twenty (20) trading days.  Proceeds from this loan were devoted to moving the corporate offices from Florida to Holbrook, New York, purchasing office equipment, furniture and supplies, payment of outstanding corporate debts to various vendors and generally revitalizing and re-directing the business activities of the Company that had been dormant since 2008 and the departure of former management in July, 2009.

The Company received the second tranche of $50,000 dollars on March 30, 2010 and investment into the infrastructure of the Company will continue.  Company management also expects at this time to devote a portion of these proceeds to the marketing & advertising campaigns of its wholly owned subsidiary NorthStar Business & Property Brokers, Inc., a private company engaged primarily in business brokering.

Item 3.03

Material Modification to Rights of Security Holders.

On March 1 and March 9, 2010 The Board of Directors adopted Resolutions which approved the issuance of a total of 8,000,000,000 shares of common stock of the already authorized and unissued shares of common stock of the corporation.  Mr. Raymond Barton, a director and CEO received 3,000,000,000 shares, Mr. Robert L. Anderson, a director and COO received 2,000,000,000 shares, Rachel Collins, a director and VP received 1,000,000,000 shares, Timothy Schmidt, a director and CFO received 1,000,000,000 shares and Lorin R. Streim, a director, VP and Secretary received 1,000,000,000 shares of common stock.

The Company has over 10,053,899,729 of common shares outstanding as of the date of this filing and is authorized to issue up to 12,495,000,000 total common shares.

Item 8.01

Other Events.

Past loan arrangements reported and filed by former management continue to convert into freely trading common shares on the sixth month anniversary of their loan pursuant to Rule 144.  The lender, in the past month, has converted $20,966.21 in convertible debentures into 419,324,301 common shares.  The conversion formula is based upon a 55% discount to the lowest bid price of the last trading days.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.

Description

10.01

NIR Group and Med Gen Inc. Security Purchase Agreement

10.02

NIR Group and Med Gen Inc. Registration Rights Agreement

10.03

NIR Group Inc. and Med Gen Inc. Subsidiary Guarantee

10.04

NIR Group and Med Gen inc. Intellectual Property Agreement

10.05

NIR Group and Med Gen Inc. Security Agreement

10.06

Form of Note AJW Partners LLC

10.07

Form of Note AJW Partners II LLC

10.08

Form of Note AJW Master Fund Ltd

10.09

Form of Note Master Fund II Ltd

10.10

Form of Note New Millenium Partners II LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Med Gen, Inc.

By:	/s/ Lorin R. Streim
Lorin R. Streim Vice President & Secretary

Date:  March 26, 2010